Letter To Shareholders                             ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

October 10, 1995

Dear Shareholder:

The U.S. bond market staged an impressive, broad-based rally in the first nine months of 1995. The rally was sparked, in large part, by a slowing U.S. economy, moderating inflationary pressures and a shift in Federal Reserve monetary policy. We are pleased to report that ACM Managed Income Fund benefited from this favorable investment environment.

INVESTMENT RESULTS

For the twelve months ended August 31, 1995, ACM Managed Income Fund achieved a total return of +16.34% on a net asset value basis, and paid dividends for the year totaling $1.08 per share. This represents a current dividend distribution rate of 11.52% based on the August 31 market price of $9.375. Over the six-month period through August 31, the Fund returned +16.67% on a net asset value basis. These impressive gains are due, in large part, to performance during 1995. During this period, nearly all sectors of the U.S. bond market gained, led by corporate securities.

Effective with the October 20, 1995 dividend, which was payable to shareholders of record on October 4, the monthly dividend rate was reduced by $0.015 per share, representing the first dividend adjustment since August 1992. We believe the new rate more accurately reflects the Fund's income-earning capabilities in the current yield environment, consistent with its objective of high total return through a combination of high current income and capital appreciation. A notice of this change will appear with your October account statements and dividend checks.

THE U.S. ECONOMIC ENVIRONMENT

The U.S. economy experienced a slowdown in the first six months of 1995. In the second quarter, Gross Domestic Product growth fell to 1.3%, reflecting declines in industrial production and lower final sales growth. More recent data, however, point to a modest reacceleration in economic growth. The pickup in economic growth is largely the result of increased consumer spending, particularly in the automobile and housing sectors. Excluding automobile sales, third quarter retail sales data have been flat, as gains in personal income and high consumer confidence have not translated into improved sales. The manufacturing sector appears to be recovering, after slumping for much of the year. Industrial production rose modestly in July, followed by a sharp increase in August. Despite the recent increase in economic activity, concerns regarding inflation have largely subsided. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The favorable inflation outlook and the continued sluggishness of the economy led the Federal Reserve to cut short-term interest rates 0.25% in early July.

BOND MARKET REVIEW

Since January, the U.S. bond market has posted impressive gains across nearly all fixed income sectors. The rally was sparked, in large part, by the aforementioned economic developments. Investment grade and high yield corporate securities were the best-performing sectors. Treasury and mortgage obligations also performed well, though mortgage returns were tempered by higher prepayment activity. Across all major sectors of the U.S. fixed income market, longer duration securities outperformed shorter duration securities as interest rates for all maturities declined. Outside the U.S., emerging market and other foreign debt prices rebounded sharply in response to positive developments in Mexico and Argentina.

                                                   ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

INVESTMENT OUTLOOK

It is our view that U.S. economic growth will reaccelerate modestly in the second half of the year, to an annual growth rate of approximately 2.5%. This projected rate of economic growth should not add significantly to inflationary pressures, allowing the Federal Reserve to cut interest rates again if growth stalls. If our forecast proves correct, the result should be further gains in U.S. bond prices.

In this environment, we expect to maintain significant exposure to U.S. Treasury and high yield securities, while avoiding mortgage-backed securities. Lower interest rates typically favor Treasury and corporate securities over mortgages. In addition, credit fundamentals for investment grade and high yield corporate debt should strengthen due to continued economic growth. We expect to maintain relatively little exposure to mortgage-backed securities due to concerns over prepayments and the volatility this sector has exhibited over the past nine months.

We appreciate your continued interest in ACM Managed Income Fund and look forward to reporting its progress to you early in 1996.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Wayne D. Lyski

Wayne D. Lyski
Senior Vice President

Portfolio Of Investments
August 31, 1995                                    ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

Moody's                                              Principal
Investor                                               Amount
Ratings+                                               (000)              Value
--------------------------------------------------------------------------------
     U.S. GOVERNMENT AND AGENCY
       OBLIGATIONS--60.7%
     U.S. TREASURY
       SECURITIES--44.2%
     U.S. Treasury Bonds
       6.25%, 8/15/23.........................       $   1,250     $  1,172,266
       8.125%, 8/15/19........................          12,500       14,449,213
       12.375%, 5/15/04.......................           8,300       11,604,438
       14.00%, 11/15/11.......................          29,660       47,038,891
     U.S. Treasury Notes
       6.50%, 8/15/05.........................           5,600        5,687,500
       6.75%, 4/30/00.........................           9,500        9,749,375
       7.50%, 2/15/05.........................           7,050        7,620,606
     U.S. Treasury Strips
       Zero coupon, 2/15/15...................          30,120        7,913,608
       Zero coupon, 8/15/20...................          70,200       12,579,278
                                                                   ------------
     Total U.S. Treasury Securities
       (cost $114,320,008)....................                      117,815,175
                                                                   ------------
     FEDERAL AGENCY
       SECURITIES--16.5%
     Federal National Mortgage
       Association
       Zero coupon, 10/09/19,
       REMIC..................................          44,075        8,058,805
       7.00%, 4/25/24.........................          22,250       21,193,125
     Government National
       Mortgage Association
       8.00%, 7/15/25.........................          14,463       14,833,335
                                                                   ------------
     Total Federal Agency Securities
       (cost $42,378,616).....................                       44,085,265
                                                                   ------------
     Total U.S. Government and
       Agency Obligations
       (cost $156,698,624)....................                      161,900,440
                                                                   ------------
     CORPORATE OBLIGATIONS--38.5%
     BASIC INDUSTRIES--5.2%
B3   Communications & Power Industries
       12.00%, 8/01/05 (a)....................           3,000        3,045,000
B3   Harvard Industries, Inc
       11.125%, 8/01/05 (a)...................           5,000        5,075,000
B3   Johnstown America Industries, Inc
       11.75%, 8/15/05........................           3,500        3,508,750
Caa  Terex Corp
       13.75%, 5/15/02 (a) (b)................           3,000        2,340,000
                                                                   ------------
                                                                     13,968,750
                                                                   ------------

Moody's                                              Principal
Investor                                               Amount
Ratings+                                               (000)              Value
--------------------------------------------------------------------------------
     BROADCASTING
       & CABLE--3.0%
B3   Pegasus Media
       & Communications
       12.50%, 7/01/05 (a) (c)................        $  4,000     $  4,080,000
B1   Sinclair Broadcast Group, Inc
       10.00%, 9/30/05........................           4,000        4,040,000
                                                                   ------------
                                                                      8,120,000
                                                                   ------------
     CHEMICALS--2.0%
Ba3  Terra Industries, Inc
       10.50%, 6/15/05 (a)....................           5,000        5,237,500
                                                                   ------------
     CONSUMER PRODUCTS
       & SERVICES--4.9%
B1   American Safety Razor Co
       9.875%, 8/01/2005 (a)..................           3,000        2,970,000
B3   Revlon Worldwide Corp
       Zero Coupon, 3/15/98...................          10,000        7,125,000
Caa  Sullivan Graphics Inc
       12.75%, 8/01/05 (a)....................           3,000        2,996,250
                                                                   ------------
                                                                     13,091,250
                                                                   ------------
     ENERGY--2.2%
Ba3  California Energy Co, Inc
       9.875%, 6/30/03........................           3,000        3,045,000
Ba3  Gulf Canada Resources, Ltd
       9.625%, 7/01/05........................           3,000        3,000,000
                                                                   ------------
                                                                      6,045,000
                                                                   ------------
     GENERAL INDUSTRIES--2.0%
B3   Cabot Safety Corp
       12.50%, 7/15/05 (a)....................           5,000        5,225,000
                                                                   ------------
     LEISURE &
       ENTERTAINMENT--2.5%
B2   GNF Corp
       10.625%, 4/01/03.......................           3,000        2,610,000
B2   Premier Parks, Inc
       12.00%, 8/15/03 (a)....................           4,000        4,030,000
                                                                   ------------
                                                                      6,640,000
                                                                   ------------
     METALS--1.9%
B3   International Wire Group
       11.75%, 6/01/05 (a)....................           5,000        5,012,500
                                                                   ------------
     OIL & GAS--1.6%
B2   TransTexas Gas Corp
       11.50%, 6/15/02........................           4,000        4,210,000
                                                                   ------------

Portfolio Of Investments (continued)               ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

Moody's                                              Principal
Investor                                               Amount
Ratings+                                               (000)              Value
--------------------------------------------------------------------------------
     PAPER/FOREST PRODUCTS--2.8%
B3   Crown Paper Co
       11.00%, 9/01/05........................       $   4,000     $  3,975,000
B1   Tembec Finance Corp
       9.875%, 9/30/05........................           3,500        3,526,250
                                                                   ------------
                                                                      7,501,250
                                                                   ------------
     PLASTICS--1.9%
B3   Crain Industries, Inc
       13.50%, 8/15/05 (a)....................           5,000        5,050,000
                                                                   ------------
     RETAILING--1.5%
B3   Mother's Work, Inc
       12.625%, 8/01/05 (a)...................           4,000        3,900,000
                                                                   ------------
     SUPERMARKETS--3.3%
B3   Bruno's, Inc
       10.50%, 8/01/05........................           4,000        3,940,000
B1   Ralph's Grocery Co
       10.45%, 6/15/04........................           5,000        4,918,750
                                                                   ------------
                                                                      8,858,750
                                                                   ------------
     TECHNOLOGY--0.7%
Caa  In-Flight Phone Corp
       14.00%, 5/15/02 (a) (d) (e)............           5,000        1,925,000
                                                                   ------------
     TELECOMMUNICATIONS--3.0%
B3   Nextel Communications, Inc
       9.75%, 8/15/04 (e).....................          10,000        4,850,000
B1   SHL Systemhouse, Inc
       12.25%, 9/01/01 (f)....................           3,000        3,033,750
                                                                   ------------
                                                                      7,883,750
                                                                   ------------
     Total Corporate Obligations
       (cost $104,669,445)....................                      102,668,750
                                                                   ------------

                                                     Shares or
Moody's                                              Principal
Investor                                               Amount
Ratings+                                               (000)              Value
--------------------------------------------------------------------------------
     YANKEE OBLIGATIONS--6.8%
B1   Banco Rio De La Plata S.A.
       8.75%, 12/15/03........................         $10,000        7,500,000
NR   Compania Brasileira De Projertos
       12.50%, 12/22/97(a)....................           7,000        6,947,500
NR   Tribasa Toll Road Trust 1
       10.50%, 12/01/11 (a)...................           5,000        3,750,000
                                                                   ------------
     Total Yankee Obligations
       (cost $19,796,245).....................                       18,197,500
                                                                   ------------
     NON-CONVERTIBLE
       PREFERRED STOCK--0.9%
NR   Prime Retail, Inc
       10.50%, Series A
       (cost $3,187,500)......................             127        2,438,438
                                                                   ------------
     SOVEREIGN DEBT RELATED--1.3%
NR   Bayerische Landesbank
       Spread Notes--U.S. Treasury Bond
       6.25%, 8/15/23 vs Brazil
       Par Bonds 4.00%, 4/15/24 (g)
       9.125%, 9/28/95........................          $2,000        1,666,100
       9.125%, 10/13/95.......................           2,000        1,674,600
                                                                   ------------
     Total Sovereign Debt Related
       (cost $4,000,000)......................                        3,340,700
                                                                   ------------
     TIME DEPOSIT--3.6%
     State Street Bank and Trust Co,
       5.5625%, 9/01/95
       (cost $9,591,000)......................                        9,591,000
                                                                   ------------
     TOTAL INVESTMENTS--111.8%
       (cost $297,942,814)....................                      298,136,828
     Other assets less
       liabilities--(11.8%)...................                      (31,567,829)
                                                                   ------------
     NET ASSETS--100%                                              $266,568,999
                                                                   ============

--------------------------------------------------------------------------------
  + Unaudited

(a) Restricted security (See Note A). These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1995, the market value of these securities aggregated $61,583,750 or 23.1% of net assets.

(b) Rights are attached. The rights entitle the subscriber to four shares of Common Stock for each right.

(c) Warrants are attached. The warrants entitle the subscriber to 0.10 share of Common Stock for each warrant.

(d) Warrants are attached. The warrants entitle the subscriber to one share of Common Stock for each warrant until 5/15/98.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.

(f) Warrants are attached. The warrants entitle the subscriber to 7.67 shares of Common Stock for each warrant until 9/01/00.

(g) The redemption value of these securities is indexed to the spread between the referenced U.S. Treasury yield and the referenced emerging market debt yield.

    Glossary of Terms:
    NR Not Rated.
    REMIC Real Estate Mortgage Investment Conduit.

    See notes to financial statements.

Statement Of Assets And Liabilities
August 31, 1995                                    ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $297,942,814).................................     $298,136,828
  Interest receivable.....................................................................        4,073,286
  Receivable for investment securities sold...............................................          341,679
  Other assets............................................................................          141,699
                                                                                               ------------
  Total assets............................................................................      302,693,492
                                                                                               ------------
LIABILITIES
  Payable for investment securities purchased.............................................       33,800,034
  Dividend payable........................................................................        1,896,569
  Advisory fee payable....................................................................          144,255
  Administrative fee payable..............................................................           44,386
  Accrued expenses and other liabilities..................................................          239,249
                                                                                               ------------
  Total liabilities.......................................................................       36,124,493
                                                                                               ------------
NET ASSETS................................................................................     $266,568,999
                                                                                               ============
COMPOSITION OF NET ASSETS
  Preferred Stock, $.01 par value per share; 1,900 shares Remarketed Preferred
    Stock authorized, 950 shares issued and outstanding at $100,000 per share
    liquidation preference................................................................     $ 95,000,000
  Common Stock, $.01 par value per share; 299,998,100 shares
    authorized, 21,072,987 shares issued and outstanding..................................          210,730
  Additional paid-in capital..............................................................      189,479,450
  Distributions in excess of net investment income........................................       (1,896,569)
  Accumulated net realized loss...........................................................      (16,418,626)
  Net unrealized appreciation of investments..............................................          194,014
                                                                                               ------------
                                                                                               $266,568,999
                                                                                               ============
NET ASSET VALUE PER SHARE OF COMMON STOCK
  ($266,568,999 less Remarketed Preferred Stock at liquidation value of $95,000,000 divided by 21,072,987 shares of Common
  Stock outstanding)......................................................................            $8.14
                                                                                                      =====

--------------------------------------------------------------------------------
See notes to financial statements.

Statement Of Operations
Year Ended August 31, 1995                         ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest.................................................................           $26,162,094
  Dividends................................................................             1,299,273           $27,461,367
                                                                                      -----------
EXPENSES
  Advisory fee.............................................................             1,658,565
  Administrative fee.......................................................               510,327
  Remarketed Preferred Stock-remarketing agent's fees......................               201,545
  Transfer agency..........................................................                89,514
  Audit and legal..........................................................                86,142
  Custodian................................................................                48,675
  Directors' fees..........................................................                37,522
  Reports and notices to shareholders......................................                24,731
  Taxes....................................................................                20,625
  Miscellaneous............................................................                57,169
                                                                                      -----------
  Total expenses...........................................................                                   2,734,815
                                                                                                            -----------
  Net investment income....................................................                                  24,726,552
                                                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTIONS
  Net realized loss on investment transactions.............................                                    (813,481)
  Net realized loss on option transactions.................................                                    (225,266)
  Net change in unrealized depreciation of investments.....................                                   7,548,130
                                                                                                            -----------
  Net gain on investments and options......................................                                   6,509,383
                                                                                                            -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.................................                                 $31,235,935
                                                                                                            ===========

Statement Of Changes In Net Assets
--------------------------------------------------------------------------------

                                                                                            Year Ended August 31,
                                                                                     --------------------------------
                                                                                          1995                1994
                                                                                     ------------        ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income....................................................          $ 24,726,552        $ 23,122,493
  Net realized loss on investment and option transactions..................            (1,038,747)        (11,647,115)
  Net change in unrealized appreciation (depreciation) of investments......             7,548,130         (11,313,222)
                                                                                     ------------        ------------
  Net increase in net assets from operations...............................            31,235,935             162,156

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Common Stock:
  Dividends from net investment income.....................................           (17,251,646)        (21,574,282)
  Distributions from net realized gains....................................                   -0-         (28,389,569)
  Distributions in excess of net investment income.........................            (1,754,800)         (1,836,437)
  Tax return of capital distribution.......................................            (3,432,274)           (926,028)
  Remarketed Preferred Stock:
  Dividends from net investment income.....................................            (5,638,469)         (3,880,646)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in the issuance of Common Stock......             5,391,850          13,084,186
                                                                                     ------------        ------------
  Total increase (decrease)................................................             8,550,596         (43,360,620)

NET ASSETS
  Beginning of year........................................................           258,018,403         301,379,023
                                                                                     ------------        ------------
  End of year..............................................................          $266,568,999        $258,018,403
                                                                                     ============        ============

--------------------------------------------------------------------------------
See notes to financial statements.

Notes To Financial Statements
August 31, 1995                                    ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

NOTE A:  Significant Accounting Policies

ACM Managed Income Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith at fair value using methods determined by the Board of Directors. Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

5. Reclassification of Components of Net Assets

During the year, the Fund reclassified certain components of net assets. The reclassifications were the result of permanent book to tax differences as well as the reclassification of a tax return of capital. The reclassifications resulted in a net increase to distributions in excess of net investment income of $141,769, a net decrease to accumulated net realized loss of $141,769, and a corresponding decrease to additional paid-in capital of $3,432,274. Net assets were not affected by the change.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P., (the "Adviser") an advisory fee equal to an annualized rate of .65 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P. (the "Administrator") a monthly fee equal to an annualized rate of .20 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares financial and regulatory reports for the Fund and provides clerical and other services.

Notes To Financial Statements (continued)          ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

NOTE C:  Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities, short-term investments and options) aggregated $565,086,275 and $571,828,579 respectively, for the year ended August 31, 1995. At August 31, 1995 the cost of securities for federal income tax purposes was $300,190,216. Accordingly, gross unrealized appreciation of investments was $4,980,779 and gross unrealized depreciation of investments was $7,034,167 resulting in net unrealized depreciation of $2,053,388.

For federal income tax purposes, the Fund had a capital loss carryforward at August 31, 1995 of $6,192,707 which will expire in 2003.

Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

Transactions in options written for the year ended August 31, 1995 were as follows:

                                                 Number of
                                                 Contracts          Premiums
                                                 ---------          --------
Options outstanding at
  beginning of year......................             0             $     -0-
Options written..........................             1                23,437
                                                 ---------          ---------
Options terminated in
  closing purchase
  transactions...........................            (1)              (23,437)
                                                 ---------          ---------
Options outstanding at
  end of year............................             0             $     -0-
                                                 =========          =========

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized.

Common Stock

Of the 21,072,987 shares of Common Stock outstanding at August 31, 1995, the Adviser owned 10,753 shares. During the years ended August 31, 1995 and August 31, 1994 the Fund issued 668,127 and 1,282,267 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock

The Fund has issued and outstanding 950 shares of Remarketed Preferred Stock each at a liquidation value of $100,000 per share. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. Commencing on August 24, 1995, the Remarketed Preferred Stock had a rate of 5.86% set for a special dividend period of 203 days.

                                                   ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

NOTE E: Quarterly Results of Operations (unaudited)

                                                                                     Net Increase
                                                         Net Realized                 (Decrease)
                                                        and Unrealized              in Net Assets
                             Net Investment               Gain (Loss)               Resulting from              Market Price
                                 Income                 on Investments                Operations                   on NYSE
                          -------------------       ----------------------       ---------------------       -------------------
                                         Per                          Per                        Per
                           Total        Common        Total          Common        Total        Common
Quarter Ended              (000)        Share         (000)          Share         (000)        Share          High        Low
-------------             -------       -----       --------        ------       --------       ------       -------     -------
August 31, 1995......     $ 6,387       $ .30       $   (581)       $ (.03)      $  5,806       $  .27       $ 9.500     $ 9.000
May 31, 1995.........       6,244         .30         16,898           .81         23,142         1.11       $ 9.375     $ 7.625
February 28, 1995....       6,062         .29          1,543           .07          7,605          .36       $ 8.625     $ 7.625
November 30, 1994....       6,034         .29        (11,351)         (.55)        (5,317)        (.26)      $ 9.000     $ 7.375
                          -------       -----       --------        ------       --------       ------
                          $24,727       $1.18       $  6,509        $  .30       $ 31,236       $ 1.48
                          =======       =====       ========        ======       ========       ======
August 31, 1994......     $ 5,576       $ .27       $   (591)       $ (.02)      $  4,985       $  .25       $10.000     $ 8.375
May 31, 1994.........       5,839         .29        (19,631)         (.97)       (13,792)        (.68)      $11.125     $ 8.750
February 28, 1994....       5,601         .28         (5,175)         (.21)           426          .07       $12.250     $10.625
November 30, 1993....       6,106         .32          2,437           .13          8,543          .45       $11.875     $11.250
                          -------       -----       --------        ------       --------       ------
                          $23,122       $1.16       $(22,960)       $(1.07)       $   162       $  .09
                          =======       =====       ========        ======       ========       ======

Financial Highlights                               ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

Selected Data For a Share Of Common Stock Outstanding Throughout Each Year

                                                                               Year Ended August 31,
                                                          --------------------------------------------------------------
                                                            1995          1994          1993          1992          1991
                                                          ------        ------       -------       -------        ------
Net asset value, beginning of year..................      $ 7.99        $10.79       $  9.32       $  8.39        $ 7.93
                                                          ------        ------       -------       -------        ------
Income From Investment Operations
---------------------------------
Net investment income...............................        1.18          1.16          1.18          1.33          1.45
Net realized and unrealized gain (loss) on
  investments and option transactions...............         .30         (1.07)         1.63           .83           .38
                                                          ------        ------       -------       -------        ------
Net increase in net asset value from
  operations........................................        1.48           .09          2.81          2.16          1.83
                                                          ------        ------       -------       -------        ------
Less: Distributions
-------------------
Distributions to common shareholders:
  Dividends from net investment income..............        (.83)        (1.09)        (1.08)         (.98)        (1.01)
  Distributions from net realized gain on
    investments.....................................         -0-         (1.48)         (.09)          -0-           -0-
  Distributions in excess of net investment
    income..........................................        (.09)         (.09)          -0-           -0-           -0-
  Tax return of capital distribution................        (.16)         (.04)          -0-           -0-           -0-
Distributions to preferred shareholders:
  Common Stock equivalent of dividends
    paid to Remarketed Preferred
    shareholders....................................        (.25)         (.19)         (.17)         (.24)         (.36)
                                                          ------        ------       -------       -------        ------
Total dividends and distributions...................       (1.33)        (2.89)        (1.34)        (1.22)        (1.37)
                                                          ------        ------       -------       -------        ------
Tender offer costs..................................         -0-           -0-           -0-          (.01)          -0-
                                                          ------        ------       -------       -------        ------
Net asset value, end of year........................      $ 8.14        $ 7.99       $ 10.79       $  9.32        $ 8.39
                                                          ======        ======       =======       =======        ======
Market value, end of year...........................      $9.375        $8.875       $11.375       $10.250        $8.375
                                                          ======        ======       =======       =======        ======
Total Return
------------
Total investment return based on: (a)
  Market value......................................       20.63%          .66%        24.82%        36.73%        31.02%
  Net asset value...................................       16.34%        (4.42%)       30.22%        24.10%        19.99%

Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)...........    $266,569      $258,018      $301,379      $267,580      $257,905
Ratio of expenses to average net assets (b).........        1.07%         1.14%         1.05%         1.09%         1.11%
Ratio of net investment income to average
  net assets (b)....................................        9.69%         8.32%         8.06%         9.54%        11.20%
Portfolio turnover rate.............................         392%          366%          490%          630%          293%

--------------------------------------------------------------------------------
(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(b) The expense ratio and net investment income ratio do not reflect the effect of dividend payments to preferred shareholders.

Report Of Ernst & Young LLP
Independent Auditors                               ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors
ACM Managed Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Income Fund, Inc., including the portfolio of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Income Fund, Inc. at August 31, 1995, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        /s/ Ernst & Young LLP

New York, New York
October 2, 1995

Additional Information                             ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

      (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

      (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

                                                   ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, a Senior Vice President of the Fund.

Supplemental Proxy Information

The Annual Meeting of Shareholders of The ACM Managed Income Fund Inc. was held on Thursday, May 25, 1995. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                                    Shares           Shares Voted
                                                                                   Voted For       Without Authority
--------------------------------------------------------------------------------------------------------------------
1. To elect directors:                                 James R. Greene            19,073,558            450,112
                                                    Clifford L. Michel            19,073,242            450,428

                                                             Shares               Shares Voted       Shares Voted
                                                           Voted For                Against            Abstain
--------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
as the Fund's independent auditors for the Fund's
fiscal year ending August 31, 1995:                         19,116,728               119,256            287,686

                                                   ACM Managed Income Fund, Inc.
--------------------------------------------------------------------------------

Board Of Directors
John D. Carifa, Chairman and President
Ruth Block
David H. Dievler
James R. Greene
Dr. James M. Hester
Hon. James D. Hodgson
Clifford L. Michel
Robert C. White

Officers
Wayne D. Lyski, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Joseph J. Mantineo, Controller

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9011
Princeton, NJ 08543-9011

PREFERRED STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
IBJ Schroder Bank & Trust Co.
1 State Street
New York, NY 10004

COMMON STOCK:
CUSTODIAN, DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Income Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      ACM
--------------------------------------------------------------------------------
                                    Managed
--------------------------------------------------------------------------------
                                  Income Fund
--------------------------------------------------------------------------------


                                         Annual Report
                                         August 31, 1995





                                                      Alliance/(R)/
                                           Mutual funds without the Mystery./SM/



ACM Managed Income Fund, Inc.
Summary of General Information

The Fund

ACM Managed Income Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks to provide investors with a high level of total return by seeking both high current income and capital appreciation. In seeking this objective the Fund will invest primarily in U.S. Government securities and corporate fixed income securities. In addition, the Fund may utilize certain other investment techniques, including options and futures contracts.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

ACM Managed Income Fund, Inc.
1345 Avenue of the Americas
New York, New York 10105



Alliance Capital [LOGO APPEARS HERE]


/(R)/These registered service marks used under license from the owner, Alliance Capital Management L.P.

MIFAR